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                                                                    EXHIBIT 10.3

                          FIRST AMENDMENT TO GUARANTY,
                   SUBORDINATION AGREEMENT, SECURITY AGREEMENT
                                  AND INDEMNITY

         This First Amendment to Guaranty, Subordination Agreement, Security Agreement and Indemnity is made and entered into this 1st day of December, 2001 by and among Concord Cruises, Inc. ("Cruises") as successor to Bayfront Ventures, a Florida general partnership ("Bayfront"), and each of the lenders listed in the signature block hereto (collectively, the "Lenders").

                                    RECITALS

         A. Bayfront executed a Guaranty, Subordination Agreement, Security Agreement and Indemnity Agreement in favor of the Lenders dated as of October 22, 1998 (the "Bayfront Agreement") in regard to a certain Credit Agreement as defined therein. All capitalized terms not otherwise defined herein shall have the meanings provided for in the Bayfront Agreement.

         B. On March 31, 2000, Bayfront was dissolved and liquidated by operation of law when Cruises became the sole partner and the Bayfront Agreement was assumed by Cruises as the successor of Bayfront. The dissolution and liquidation of Bayfront violated paragraph 19(a)(1) of the Bayfront Agreement.

         C. The Credit Agreement is in default and the Lenders have the night to proceed against the Borrower, Cruises and the other Guarantors of the Borrower's indebtedness under the Credit Agreement.

         D. The Borrower and the Lenders have entered into an Agreement dated the date hereof (the "Agreement") in which the Lenders agree to waive certain of the defaults, waive a portion of the default interest due as a result thereof and enter into certain amendments to the Credit Agreement and other documents including the Bayfront Agreement on certain terms and conditions stated therein, one of which is that Cruises enter into this Amendment.

         E. The Borrower and the Lenders have amended the Credit Agreement by a First Amendment thereto dated the date hereof (the "Amendment to the Credit Agreement") pursuant to the Agreement.

         F. Cruises and the Lenders desire to make certain conforming amendments to the Bayfront Agreement and Cruises desires to confirm its guaranty of the Credit Agreement as amended as set forth herein.

         NOW, THEREFORE, in consideration of the Recitals, the entrance into the Agreement by the Lenders, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Cruises acknowledges the accuracy of the Recitals, that the Credit Agreement is in default, that such default is material, that Cruises is in default under the Bayfront



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         Agreement in that Bayfront's dissolution violated paragraph 19(a)(1)
         thereof, under paragraph 19(m) for the periods ending September 30, 2000, December 31, 2000, March 31, 2001, June 30, 2001, and September 30, 2001, and under paragraph 19(f) because Bayfront and Cruises defaulted under Bayfront's Revolving Promissory Note dated January 18, 2000 to Integra Bank, that the Lenders are entitled to exercise their remedies under the Bayfront Agreement and that Cruises has no claims, set-offs or defenses to action by the Lenders under the Bayfront Agreement to collect the Indebtedness from Cruises.

         2. Cruises hereby reaffirms its assumption of the obligations of Bayfront under the Bayfront Agreement including without limitation the guaranty of the Indebtedness as set forth in the Bayfront Agreement and affirms that such guaranty is unaffected by the Amendment to the Credit Agreement and by the Agreement and the failure of the Lenders to pursue remedies against the Borrower, Bayfront and the other Guarantors regarding the existing defaults under the Credit Agreement. The Lenders consent to the transfer of the Bayfront Agreement to Cruises and to Cruises' assumption of the obligations of Bayfront thereunder.

         3. Cruises acknowledges that the Lenders have demanded that all amounts required to be deposited pursuant to paragraph 16 of the Bayfront Agreement be deposited daily commencing on January 1, 2002 pursuant to said paragraph and Section 6.18 of the Credit Agreement as amended. Cruises agrees to make such deposits.

         4. The Bayfront Agreement is hereby amended as follows effective as of December 1, 2001:

                  a. The term "Bayfront" shall mean Bayfront Ventures, a Florida general partnership, prior to its dissolution and thereafter Concorde Cruises, Inc.

                  b. Paragraph 16 is amended by deleting therefrom the words "during the continuance of an Event of Default".

                  c. Paragraph 19(m) is hereby deleted and the following is substituted in its place:

                           (m) Achieve for each month a combined Debt Service Coverage Ratio of no less than 1.0 to 1.0.

                  d. The first sentence of paragraph 19(n) is hereby amended to read as follows:

                           (n) At January 31, 2001 maintain a combined Tangible Net Worth of $2,822,718 and at the end of each month thereafter maintain a Tangible Net Worth equal to the Tangible Net Worth requirement for the prior month plus the greater of $1 or 10% of the combined net income after taxes of the Borrower and Bayfront for the current month.



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                  e.       Paragraph 19(o) is hereby amended (i) by replacing
                           the words and letters "forty-five" (45) days" by the words and letters "twenty (20) days", (ii) by replacing the words "fiscal quarter" with the words "calendar month", (iii) by replacing the word "quarter" with the word "month" each place it appears, and (iv) by adding the following sentence at the end thereof: "On a weekly basis, Bayfront shall e-mail Servicer the passenger counts for the previous week's cruises."

                  f. Paragraph 22 is hereby amended to change the name in the address for notice to the Servicer to Integra Bank from The National City Bank of Evansville and the attention line for such notice to Christopher Tietz.

                  g. The following paragraph 35 is hereby added after paragraph 34:

                           34. RELIEF FROM AUTOMATIC STAY. BAYFRONT HEREBY AGREES THAT, IN THE EVENT BAYFRONT SHALL (i) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER TITLE 11 OF THE U.S. CODE, AS AMENDED, (ii) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER SUCH TITLE 11 OF THE U.S. CODE, AS AMENDED, (iii) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS,
                           (iv) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR, (v) BE THE SUBJECT OF ANY ORDER, JUDGEMENT, OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS. LENDERS SHALL THEREUPON BE ENTITLED TO RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF TITLE 11 OF THE U.S. CODE, AS AMENDED, OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHT AND REMEDIES OTHERWISE AVAILABLE TO LENDERS AS PROVIDED IN THE LOAN DOCUMENTS AND THE BAYFRONT AGREEMENT.



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         IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first above written.

                                       CONCORDE CRUISES, INC.


                                       By: /s/ Jerry L. Baum
                                          --------------------------------------
                                          Its President
                                          --------------------------------------


                                       INTEGRA BANK, as successor to The
                                       National City Bank of Evansville, for
                                       itself and for FIRST NATIONAL BANK, LINN
                                       COUNTY BANK, UNITED PRAIRIE BANK -
                                       SLAYTON and PEOPLES NATIONAL BANK OF
                                       KEWANEE


                                       By: /s/ Christopher Tietz
                                          --------------------------------------
                                          Its Senior Vice President
                                          --------------------------------------



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